CUSIP NO. 422913111                   13D                    Page 10 of 12 Pages




                                                                       EXHIBIT B
                                                                       ---------

                                 HERBARD LIMITED



                         Position
    Name               with Company            Occupation         Principal Address
    ----               ------------            ----------         -----------------

SCS Limited            Director             Management             P.O. Box 438
                                            Company                Road Town, Tortola
                                                                   British Virgin Islands

Gordon Howard          President            Trust Company          Grosvenor Trust Company Limited
                                            Executive              Airlie House
                                                                   33 Church Street
                                                                   Hamilton, Bermuda

Norman Holbrow         Vice President       Trust Company          Grosvenor Trust Company Limited
                                            Executive              Airlie House
                                                                   33 Church Street
                                                                   Hamilton, Bermuda

Jill Clifford          Secretary/           Trust Company          Grosvenor Trust Company Limited
                       Treasurer            Executive              Airlie House
                                                                   33 Church Street
                                                                   Hamilton, Bermuda


CUSIP NO. 422913111                   13D                    Page 11 of 12 Pages




                                                                       EXHIBIT B
                                                                       ---------

                         PHYLLIS QUASHA REVOCABLE TRUST
                         ------------------------------



                          Position
    Name                with Company            Occupation         Principal Address
    ----                ------------            ----------         -----------------

Grosvenor Trust         Corporate           Corporate              Grosvenor Trust Company Limited
Company Limited         Trustee             Trustee                Airlie House
                                                                   33 Church Street
                                                                   Hamilton, Bermuda

Phyllis G. Quasha       Settlor             Private Investor       Suite 12
                                                                   Lyford Cay
                                                                   Nassau, Bahamas